AMENDMENT NO. 2

                          Dated as of November 14, 2000

                                       to

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of May 31, 2000

                  This Amendment No. 2 (the "Amendment") dated as of November 14, 2000 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/KRATZ-WILDE MACHINE COMPANY, a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), APEX MANUFACTURING, INC., an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine"), AVIATION SALES BEARINGS COMPANY, a Delaware corporation ("Bearings"), and AVIATION SALES COMPANY, a Delaware corporation ("Parent"), and the "Lenders" (as defined in the Credit Agreement identified below) a party hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

                  WHEREAS, Distribution, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, Design,, Leasing, TIMCO Engine and Bearings, as Borrowers, Parent, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 31, 2000 (the "Credit Agreement");

                  WHEREAS, the Borrowers have requested the amendment of certain financial covenants included in the Credit Agreement and the Lenders a party hereto have agreed to the same on the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to the Credit Agreement;
                  Consents/Approvals.

                  A. Effective as of November 14, 2000, subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

                  (i) Section 2.04 is amended to delete the schedule of reductions of the Overadvance Amount set forth therein in its entirety and substitute the following therefor:

                  Reduction Date            Reduction Amount
                  --------------            ----------------
                  June 30, 2000             $  7,500,000
                  September 30, 2000        $ 27,600,000
                  November 30, 2000         $  9,900,000

                  (ii) Section 8.01(f) is amended to add the following provision as clause (iv) thereof:

                           (iv) Updated Plans and Financial Forecasts. By
                  November 20, 2000, (A) an updated plan and financial forecast consisting of a balance sheet, income statement and statement of cash flows by month for the last quarter of the Fiscal Year ending December 31, 2000 and all of the Fiscal Year ending December 31, 2001, and (B) an updated plan and financial forecast for the Fiscal Year ending December 31, 2002, including forecasted consolidated balance sheet, income statement, and statement of cash flow for the Parent and its Subsidiaries for such Fiscal Year;

and

                  (iii) Section 8.03(b) is amended to delete the reference to "November 15, 2000" therein and substitute therefor a reference to "December 30, 2000".

                  B. Effective as of September 30, 2000, subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended to delete (i) the Minimum EBITDA amount for the September 30, 2000 Determination Date and January 1, 2000 - September 30, 2000 Applicable Period set forth in Section 11.01 ($20,000,000) and substitute therefor a Minimum EBITDA amount of $14,000,000 and (ii) the amount set forth in
Section 11.05 of Minimum Tangible Net Worth for the Fiscal Quarter Ending September 30, 2000 ($119,000,000) and substitute therefor a Minimum Tangible Net Worth amount of $56,000,000.

                  C. Effective as of November 14, 2000, subject to Agent's receipt of the consent referenced in Section 2.1(b) below on or before November 17, 2000, the Lenders signatory hereto representing the Requisite Lenders hereby consent to the amendment of the TROL Documents on the terms and conditions attached hereto as Exhibit A.

                  D. Effective as of September 30, 2000, the Lenders signatory hereto representing the Requisite Lenders and the Agent hereby confirm their approval, as required by clause (v) of the defininition of "EBITDA" in the Credit Agreement, of inclusion of the items described on Exhibit B attached hereto and made a part hereof in the calculation (as part of such clause (v)) of EBITDA for the periods referenced on Exhibit B.

                  SECTION 2. Conditions Precedent.

                  2.1 This Amendment shall become effective, if, and only if (1) the Agent shall have received on or before November 17, 2000:

         (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, and the Super-Majority Lenders;

         (b) a written consent of the obligee parties to the TROL Documents to the terms of this Amendment and an amendment of the Minimum EBITDA and Minimum Tangible Net Worth covenants set forth in the TROL Documents to be no more restrictive that those set forth herein on an amended basis in form and substance satisfactory to the Agent;

         (c) an opinion of counsel to the Borrowers and Parent with respect to non-contravention of the TROL Documents and agreements under which the Senior Subordinated Notes have been issued, this Amendment and the instruments and documents executed by the Borrowers and Guarantors in connection herewith;

         (d) corporate resolutions of the Parent, Borrowers and Guarantors authorizing the execution and delivery of this Amendment and all instruments and documents required to be executed and delivered in connection herewith; and

         (e) from the Borrowers, reimbursement for the expenses of the Agent identified on Exhibit C attached hereto and made a part hereof; and

(2) after giving effect to this Amendment and any amendment of the TROL Documents, as of November 14, 2000, no "Event of Default" shall have occurred and be continuing under the terms of the Credit Agreement, TROL Documents, Indenture under which the Senior Subordinated Notes have been issued, as amended or supplemented through the date of this Amendment and no "Change of Control" (as defined in such Indenture) shall have occurred.

                  SECTION 3. Representations and Warranties; Acknowledgment. The Borrowers hereby represent and warrant as follows:

                  3.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  3.2 After giving effect to this Amendment, no Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment. No event of default or default has occurred and is continuing under the terms of (a) any of the TROL Documents after giving effect to the amendment to the TROL Documents in the form attached hereto as Exhibit A or (b) under any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued.

                  3.3 Upon the effectiveness of this Amendment, Parent and each of the Borrowers hereby reaffirm all covenants, representations and warranties made by it, respectively, in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

                  SECTION 4. Reference to and Effect on the Credit Agreement.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  4.2 Except as specifically amended or agreed above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CITICORP USA, INC.                          HELLER FINANCIAL, INC.

______________________________              By__________________________
Name:                                       Name:
Title:                                      Title:

NATIONAL CITY COMMERCIAL
FINANCE, INC.

By____________________________
  Name:
  Title:

FIRST UNION COMMERCIAL                      SALOMON BROTHERS HOLDING
 CORPORATION                                 COMPANY, INC.

By____________________________              By__________________________
  Name:                                       Name:
  Title:                                      Title:

IBJ WHITEHALL BUSINESS CREDIT               FLEET NATIONAL BANK
 CORPORATION

By____________________________              By__________________________
  Name:                                       Name:
  Title:                                      Title:

THE INTERNATIONAL BANK OF                   NATIONAL BANK OF CANADA
 MIAMI, N.A.                                 A Canadian Chartered Bank

By____________________________              By__________________________
  Caridad C. Errazquin                        Pat Cloninger
  Vice President                              Vice President
  Trade Finance Division

                                            By__________________________
                                              Michael S. Bloomenfeld
                                              Vice President & Manager

FIRSTAR BANK, N.A.                          CITIZENS BUSINESS CREDIT
                                                       COMPANY

By___________________________               By__________________________
  Name:                                       Name:
  Assistant Vice President                    Vice President

AMSOUTH BANK                                PNC BANK NATIONAL ASSOCIATION

By___________________________               By__________________________
  Name:                                       Name:
  Title:                                      Title:

AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
 SERVICES COMPANY

By___________________________               By__________________________
  Name:                                       Name:
  Title:                                      Title:

AVS/KRATZ-WILDE MACHINE COMPANY             WHITEHALL CORPORATION

By___________________________               By__________________________
  Name:                                       Name:
  Title:                                      Title:

TRIAD INTERNATIONAL MAINTENANCE             APEX MANUFACTURING, INC.
 CORPORATION

By___________________________               By__________________________
  Name:                                       Name:
  Title:                                      Title:

AIRCRAFT INTERIOR DESIGN, INC.              CARIBE AVIATION, INC.

By___________________________               By__________________________
  Name:                                       Name:
  Title:                                      Title:

AVIATION SALES COMPANY                      AVIATION SALES LEASING COMPANY

By__________________________                By________________________
  Name:                                       Name:
  Title:                                      Title:

TIMCO ENGINE CENTER, INC.                   AVIATION SALES BEARINGS
                                             COMPANY

By__________________________                By________________________
  Name:                                       Name:
  Title:                                      Title: